1 Merchant Place Cnr Fredman Dr & Rivonia Rd Sandton 2196	Exhibit 10.46
PO Box 786273 Sandton 2146 South Africa
Switchboard +27 11 282-8000
Facsimile +27 11 282-8008
www.rmb.co.za

Reg. No. 1929/001225/06
An Authorised Financial Services Provider

To:	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
Sixth Floor
President Place
Corner of Jan Smuts Avenue and Bolton Road
Rosebank, 2196

Email:	hermank@net1.com
Attention:	Herman Kotze

From:	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (in its capacity as Facility Agent under the CTA (defined below))

15 November, 2016

Dear Sirs,

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
SENIOR TERM LOAN FACILITIES

1.	BACKGROUND

1.1

We refer to the common terms agreement dated on or about 20 October, 2016 between, amongst others, Net1 Applied Technologies South Africa Proprietary Limited (the Company) and FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as original senior lender, mandated lead arranger and the facility agent) (the Agreement).

1.2	This letter is supplemental to and amends the Agreement pursuant to clause 37 (Amendments and waivers) of the Agreement.

1.3

Pursuant to the Intercreditor Agreement, the Majority Lenders have consented to the amendments to the Agreement contemplated by this letter. Accordingly, we are authorised to execute this letter on behalf of the Finance Parties.

2.	INTERPRETATION

2.1	Capitalised terms defined in the Agreement have the same meaning when used in this letter unless expressly defined in this letter.
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2.2

The provisions of clause 1.3 (Construction) of the Agreement apply to this letter as though they were set out in full in this letter except that references to the Agreement are to be construed as references to this letter.

Directors: LL Dippenaar (Chairman) JP Burger (Chief Executive Officer) VW Bartlett JJH Bester MS Bomela P Cooper (Alternate) L Crouse JJ Durand GG Gelink PM Goss NN Gwagwa PK Harris WR Jardine HS Kellan EG Matenge-Sebesho AT Nzimande D Premnarayen (India) KB Schoeman BJ van der Ross JH van Greuning Company Secretary: C Low

RMB Divisional Board: JP Burger (Chairman) J Formby (Chief Executive Officer) M Davias (Chief Financial Officer) P Dos Santos (Chief Technology and Operations Officer) G Kruger (Chief Risk Officer) ME Oberholster (Chief Investment Officer) LL Dippenaar DA Frankel PM Goss RP Gouws A Perold MW Pfaff R Loubser CN Mapure F Knoetze

2.3	In this letter, Effective Date means the date on which the Facility Agent notifies the Company that it has received a copy of this letter countersigned by each Obligor.

3.	AMENDMENTS

3.1	The Agreement will be amended on and with effect from the Effective Date in accordance with paragraph 3.2 below.

3.2	The Agreement will be amended as follows:

3.2.1	clause 1.1.14 (Definitions) of the Agreement will be deleted in its entirety and replaced with the following new clause 1.1.14:

"1.1.14	Bank Guarantee Expiry Date means 28 February, 2017;"

3.2.2	clause 1.1.67 (Definitions) of the Agreement will be deleted in its entirety and replaced with the following new clause 1.1.67:

"1.1.67	Longstop Date means 28 February, 2017;"

3.2.3	the date in clause 1.2.7(a) (Financial definitions) of the Agreement will be deleted in its entirety and replaced with the date: "31 March, 2017";

3.2.4	Schedule 6 (Form of Bank Guarantee) of the Agreement will be deleted in its entirety and replaced with the new Schedule 6 (Form of Bank Guarantee) set out in Appendix 1 to this letter.

4.	REPRESENTATIONS

Each Obligor confirms to each Finance Party that on the date of this letter and on the Effective Date, all the representations and warranties set out in this clause 22 of the Agreement:

4.1	are true; and

4.2	would also be true if references to the Agreement were construed as references to the Agreement as amended by this letter.

Each representation and warranty is applied to the circumstances existing at the time the representation and warranty is made.

5.	GUARANTEE AND SECURITY CONFIRMATION

5.1

Each Guarantor confirms that, notwithstanding the amendments to the Agreement effected by this letter, the guarantee and indemnity given under the Agreement continues in full force and effect and extends to, and operates as an effective unconditional guarantee of all present and future obligations and liabilities of each Obligor under the Finance Documents.

5.2

Each Obligor confirms that, notwithstanding the amendments to the Agreement effected by this letter, the liabilities and obligations arising under the Agreement, as amended, shall form part of (but not be limited to) the Security created under the Security Agreements to which that Obligor is party to secure any obligation of any Obligor to a Finance Party under the Finance Documents.

RAND MERCHANT BANK

6.	MISCELLANEOUS

6.1	This letter is a Finance Document.

6.2	From the Effective Date, the Agreement and this letter will be read and construed as one document.

6.3

Except as expressly otherwise provided in this letter, no amendment, variation or change is made to any Finance Document and all the Finance Documents remain in full force and effect in accordance with their terms.

6.4

Except to the extent expressly waived in this letter, no waiver of any provision of any Finance Document is given by the terms of this letter and the Finance Parties expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

7.	COUNTERPARTS

This letter may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute one letter. Delivery of an executed scanned counterpart of a signature page of this letter by e-mail shall be effective as delivery of an original executed counterpart hereof.

8.	GOVERNING LAW

This letter is governed by the laws of South Africa.

If you agree to the above, please sign where indicated below.

Yours sincerely,

FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(in its capacity as Facility Agent)

By:

/s/ John Ehlers ____________________________		/s/ Ziyaad Manie

Name:	John Ehlers	Name:	Ziyaad Manie

Date:	November 16, 2016	Date:	November 16, 2016

RAND MERCHANT BANK

We agree to the above.

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

NET1 UEPS TECHNOLOGIES, INC
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

CASH PAYMASTER SERVICES PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

RAND MERCHANT BANK

EASYPAY PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

MANJE MOBILE ELECTRONIC PAYMENT SERVICES PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

MONEYLINE FINANCIAL SERVICES PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

RAND MERCHANT BANK

NET1 FIHRST HOLDINGS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

NET1 FINANCE HOLDINGS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

NET1 MOBILE SOLUTIONS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

RAND MERCHANT BANK

NET1 UNIVERSAL ELECTRONIC TECHNOLOGICAL SOLUTIONS PROPRIETARY LIMITED
By:

/s/ N Pillay

(who warrants his authority)

Name:	N Pillay

Date:	Director

PRISM HOLDINGS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

PRISM PAYMENT TECHNOLOGIES PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

RAND MERCHANT BANK

RMT SYSTEMS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name:	Herman G. Kotzé

Date:	November 15, 2016

RAND MERCHANT BANK